Exhibit 99.1
Serve Robotics Announces Third Quarter 2026 Results

•Delivered over 300% revenue growth in Q3 year over year and raised full year revenue guidance for 2026 to $12 million.

•Tripled daily average deliveries in Q3 with new delivery partners, and exclusively launched first international city in Australia in October.

•Improved gross margin sequentially, as the mix of higher-margin recurring revenue jumped to nearly 70% of all revenues.

•Ended Q3 with over $198 million in cash and marketable securities, reflecting strong balance sheet and operational flexibility.

SAN FRANCISCO, November 5, 2026 -- Serve Robotics Inc. (the “Company” or “Serve”) (Nasdaq: SERV), a leading autonomy and robotics company, today announced financial results for the third quarter ended September 30, 2026.

“Serve is getting stronger on every front: demand for our robots is growing, the fleet costs less to operate, and we are opening new ways to generate revenue from what we have built,” said Dr. Ali Kashani, Serve’s Co-founder and CEO. “We are raising our full-year revenue guidance to $12 million. And, as we announced today, with the launch of Serve Physical AI Services, the technology behind our fleets is now available to other robot makers, a significant new opportunity for us.”

“This quarter was about execution,” said Brian Read, Chief Financial Officer of Serve. “Q3 revenue exceeded our expectations, and we drove operating expenses down while delivering more than 100 percentage points of sequential improvement in fleet margin. We believe the gains we made this quarter are structural, and they form the foundation for a long-term trend of improving unit economics.”

Business and Financial Highlights
•Revenue Growth: Reported revenue of $2.8 million, an increase of 313% year-over-year.
•Revenue Mix: Recurring revenue accounted for 69% of total revenue in Q3 and continued to outpace non-recurring revenue, while branding revenue grew nearly 80% sequentially.
•Healthcare Progress: Generated strong Q3 revenue in consistent with our expectations, entered into 12 multi-year contract extensions with hospital customers, and added 4 new hospitals year-to-date through Q3, demonstrating continued demand for the Company's healthcare automation platform.
•Delivery Volume: Among new delivery platform partners, daily delivery volume tripled and the number of merchants grew 2.5x in Q3.
•Balance Sheet: Maintained a strong liquidity position of $198.0 million as of September 30, 2026.
•Outstanding Shares: Approximately 88 million shares of common stock outstanding as of September 30, 2026.

Outlook

•Full year 2026 revenue guidance increased to $12 million, from the previously provided range of $9 million to $10 million, reflecting strong robot demand and growth across a diversified portfolio of revenue streams.

•Full year 2026 non-GAAP operating expense guidance lowered to $150 million, compared with prior guidance of $160 to $170 million provided at the beginning of the year, reflecting strong cost discipline.

Supplemental Financial Information
The key metrics and financial tables outlined below are metrics that provide management with additional understanding of the drivers of business performance and the Company’s ability to deliver stockholder return. Investors should not place undue reliance on these metrics as indicators of future or expected results. The Company’s presentation of these metrics may differ from similarly titled metrics presented by other companies and therefore comparability may be limited.

Table 1
Key Metrics
(unaudited)

	Three Months Ended			Nine Months Ended
	September 30, 2026	June 30, 2026	September 30, 2025	September 30, 2026	September 30, 2025
Daily Active Robots (1) (3)	917	792	312	842	182
Daily Supply Hours (2) (3)	11,214	9,809	3,781	10,462	2,062
(1)Daily Active Robots: The Company defines daily active robots as the average number of robots performing deliveries during the period.
(2)Daily Supply Hours: The Company defines daily supply hours as the average number of hours the Company’s robots are available to perform daily deliveries during the period.
(3)The key metrics reported for the periods ended September 30, 2026 and June 30, 2026 are inclusive of the outdoor and indoor robot fleet.

Table 2
Disaggregation of Revenue
(in thousands)
(unaudited)

	Three Months Ended			Nine Months Ended
	September 30, 2026	June 30, 2026	September 30, 2025	September 30, 2026	September 30, 2025
Fleet services	$2,582	$2,305	$433	$6,845	$974
Software services	253	933	254	2,212	795
Total revenue	$2,835	$3,238	$687	$9,057	$1,769

Quarterly Conference Call Information
Management will host a conference call and webcast today at 2:00 p.m. PT / 5:00 p.m. ET to discuss the financial results and provide a corporate update. A live webcast and replay can be accessed from the investor relations page of Serve’s website at investors.serverobotics.com.

Individuals interested in listening to the conference call may do so by dialing 800-715-9871 and referencing conference ID 6872100.
About Serve
Serve (Nasdaq: SERV) designs and operates autonomous robots that navigate complex, human-centric environments. Since spinning off from Uber in 2021, Serve has deployed more than 2,000 robots across the U.S., reaching a population of approximately 3 million and supporting delivery for more than 4,000 restaurants. In 2026, Serve acquired Diligent Robotics, Inc., expanding its operations beyond sidewalk delivery into indoor service robots used in hospitals. Serve designs both the hardware and software behind its robots, enabling them to work safely in public and private environments at scale.

For further information about Serve (Nasdaq: SERV), please visit www.serverobotics.com or follow us on social media via X (Twitter), Instagram, or LinkedIn @serverobotics.
Forward Looking Statements
This press release contains “forward-looking statements,” within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the context of the statement and generally arise when we or our management are discussing our beliefs, estimates or expectations. Such statements generally include the words “believes,” “plans,” “intends,” “targets,” “may,” “could,” “should,” “will,” “expects,” “estimates,” “suggests,” “anticipates,” “outlook,” “continues,” or similar expressions. These statements are not historical facts or guarantees of future performance, but represent management’s belief at the time the statements were made regarding future events which are subject to certain risks, uncertainties and other factors, many of which are outside of our control. Actual results and outcomes may differ materially from what is expressed or forecast in such forward-looking statements. Forward-looking statements include statements regarding the Company’s financial outlook, future revenue generation, expected operating expense and capital expenditures, liquidity and capital resources, growth and diversification, business and investment strategy, timing of robot manufacturing and deployment, ability to expand to additional markets, capabilities of the Company’s robots, outcomes of planned and completed acquisitions, partnerships with multiple delivery platforms, including the transition of the Company’s Uber Eats partnership and expected delivery volumes through its delivery platform partnerships, and timing and ability to scale to commercial production and achieve sustainable long-term growth.

The forward-looking statements contained in this press release are also subject to other risks and uncertainties, including those more fully described in our filings with the Securities and Exchange Commission (“SEC”), including in the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our Annual Report on Form 10-K for the year ended December 31, 2025, as supplemented by those described in the Company’s subsequent SEC filings. The Company can give no assurance that the plans, intentions, expectations or strategies as reflected in or suggested by those forward-looking statements will be attained or achieved. The forward-looking statements in this press release are based on information available to the Company as of the date hereof, and the Company disclaims any obligation to update any forward-looking statements, except as required by law. These forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to the date of this press release.

Non-GAAP Measures of Financial Performance

To supplement the Company’s financial statements, which are presented on the basis of U.S. generally accepted accounting principles (“GAAP”), the following non-GAAP measures of financial performance are included in this release: adjusted EBITDA, non-GAAP cost of sales, non-GAAP research and development expense, non-GAAP general and administrative expense, non-GAAP operations expense, non-GAAP sales and marketing expense, non-GAAP operating expense, non-GAAP net loss before income taxes, non-GAAP net loss and non-GAAP earnings per share.

The Company believes that providing this non-GAAP information in addition to the GAAP financial information allows investors to view the financial results in the way the Company views its operating results. The Company also believes that providing this information allows investors to not only better understand the Company’s financial performance, but also, better evaluate the information used by management to evaluate and measure such performance.

As such, the Company believes that disclosing non-GAAP financial measures to the readers of its financial statements provides the reader with useful supplemental information that allows for greater transparency in the review of the Company’s financial and operational performance. The Company defines its non-GAAP measures by excluding stock-based compensation, amortization of intangible assets, acquisition related costs, and activity from finance lease purchase options.

In addition, the Company provides a reconciliation of forecasted non-GAAP operating expenses to the most directly comparable GAAP financial measure. The Company defines its forecasted non-GAAP operating expenses by making adjustments for stock-based compensation expense and amortization of intangible assets, as the Company is able to reasonably estimate the impact of these adjustments. No other adjustments are reflected in this measure because the Company cannot, without unreasonable efforts, reasonably estimate their amount or probable significance. The Company does not currently present any other forward-looking non-GAAP financial measures.

Reconciliations of GAAP to these adjusted non-GAAP financial measures are included in the tables presented. When analyzing the Company’s operating results, investors should not consider non-GAAP measures as substitutes for the comparable financial measures prepared in accordance with GAAP.

Contacts

Investor Relations
investor.relations@serverobotics.com

Table 3
Serve Robotics Inc.
Condensed Consolidated Balance Sheets
(in thousands)
(unaudited)

	September 30, 2026	December 31, 2025
ASSETS
Current assets:
Cash and cash equivalents	$50,765	$106,239
Short-term marketable securities	147,234	127,170
Accounts receivable, net	2,170	851
Prepaid expenses	6,026	6,042
Other receivables	1,451	696
Other current assets	307	77
Total current assets	207,953	241,075
Long-term marketable securities	-	26,344
Property and equipment, net	48,711	47,013
Intangible assets, net	32,553	31,313
Goodwill	29,732	15,530
Operating lease right-of-use assets	9,591	5,369
Other non-current assets	2,961	1,107
Total assets	$331,501	$367,751

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$3,023	$5,014
Accrued liabilities	11,497	6,482
Deferred revenue	1,916	2
Operating lease liabilities, current	2,727	1,800
Total current liabilities	19,163	13,298
Operating lease liabilities, non-current	6,744	3,454
Deferred tax liabilities	353	255
Total liabilities	26,260	17,007

Stockholders’ equity:
Preferred stock, $0.0001 par value, 10,000,000 shares authorized, 0 shares issued or outstanding as of both September 30, 2026 and December 31, 2025	—	—
Common stock, $0.0001 par value; 300,000,000 shares authorized, 87,599,157 and 74,781,782 shares issued and 87,562,360 and 74,734,949 shares outstanding as of September 30, 2026 and December 31, 2025, respectively	9	7
Additional paid-in capital	686,509	559,485
Accumulated other comprehensive income (loss)	(30)	138
Accumulated deficit	(381,247)	(208,886)
Total stockholders’ equity	305,241	350,744
Total liabilities and stockholders’ equity	$331,501	$367,751

Table 4
Serve Robotics Inc.
Condensed Consolidated Statements of Operations
(in thousands, except share and per share data)
(unaudited)

	Three Months Ended			Nine Months Ended
	September 30, 2026	June 30, 2026	September 30, 2025	September 30, 2026	September 30, 2025
Revenues	$2,835	$3,238	$687	$9,057	$1,769
Cost of revenues	10,390	12,017	5,066	34,392	10,476
Gross loss	(7,555)	(8,779)	(4,379)	(25,335)	(8,707)
Operating expenses:
Research and development	22,636	20,279	13,414	61,952	29,414
General and administrative	20,227	24,844	13,153	59,987	25,981
Operations	7,260	7,856	2,987	22,071	6,780
Sales and marketing	3,510	4,307	883	9,690	1,585
Total operating expenses	53,633	57,286	30,437	153,700	63,760
Loss from operations	(61,188)	(66,065)	(34,816)	(179,035)	(72,467)
Other income (expense), net	1,879	1,902	1,796	5,911	5,379
Net loss before income taxes	(59,309)	(64,163)	(33,020)	(173,124)	(67,088)
Benefit from income taxes	(79)	(36)	—	(763)	—
Net loss	$(59,230)	$(64,127)	$(33,020)	$(172,361)	$(67,088)

Weighted average common shares outstanding - basic and diluted	86,934,371	80,310,583	61,343,218	80,891,917	58,472,679
Net loss per common share - basic and diluted	$(0.68)	$(0.80)	$(0.54)	$(2.13)	$(1.15)

Table 5
Serve Robotics Inc.
Condensed Consolidated Statements of Cash Flows
(in thousands)
(unaudited)

	Nine Months Ended September 30,
	2026	2025
Cash flows from operating activities:
Net loss	$(172,361)	$(67,088)
Adjustments to reconcile net loss to net cash used in operating activities:
Stock-based compensation	34,574	14,919
Depreciation	10,511	2,413
Amortization	8,765	974
Deferred income taxes	(1,462)	—
Accretion of discount on available-for-sale securities	(1,381)	(548)
Changes in operating assets and liabilities, net of effects of businesses acquired:
Accounts receivable, net	(445)	(718)
Prepaid expenses	1,356	(6,229)
Other receivables	(755)	(496)
Other current assets	39	(133)
Accounts payable	(3,490)	3,479
Accrued liabilities	3,080	2,688
Deferred revenue	(10)	(17)
Operating lease liabilities	(1,952)	155
Net cash used in operating activities	(123,531)	(50,601)
Cash flows from investing activities:
Proceeds from maturities and sales of marketable securities	157,000	14,200
Purchases of marketable securities	(149,679)	(107,485)
Acquisitions, net of cash acquired	(21,447)	(7,504)
Purchases of property and equipment	(7,723)	(20,831)
Proceeds from tariff refunds	4,547	—
Security deposits	(107)	(119)
Capitalized software implementation costs	—	(405)
Net cash used in investing activities	(17,409)	(122,144)
Cash flows from financing activities:
Proceeds from issuance of common stock pursuant to at-the-market public offerings, net of offering costs	84,922	78,767
Proceeds from exercise of options	545	405
Proceeds from issuance of common stock in registered direct offering, net of offering costs	—	75,847
Proceeds from exercise of warrants	—	11,381
Repayments of financing lease liability	—	(186)
Proceeds from short-swing profit disgorgement	—	48
Net cash provided by financing activities	85,467	166,262
Effect of exchange rate changes on cash and cash equivalents	(1)	56
Net change in cash and cash equivalents	(55,474)	(6,427)
Cash and cash equivalents at beginning of period	106,239	123,266
Cash and cash equivalents at end of period	$50,765	$116,839

Table 6
Reconciliation of GAAP Net Losses to Adjusted EBITDA
(In thousands)
(Unaudited)

	Three Months Ended			Nine Months Ended
	September 30, 2026	June 30, 2026	September 30, 2025	September 30, 2026	September 30, 2025
Net loss on GAAP basis	$(59,230)	$(64,127)	$(33,020)	$(172,361)	$(67,088)
Interest income	(1,974)	(1,927)	(1,707)	(6,007)	(5,293)
Interest expense	1	—	—	1	3
Acquisition related expenses	120	360	1,040	2,302	1,279
Finance lease purchase option	—	—	—	—	2,246
Depreciation	3,404	3,699	1,144	10,511	2,413
Amortization	3,040	2,875	951	8,765	974
Stock-based compensation	12,536	14,685	6,642	34,574	14,919
Benefit from income taxes	(79)	(36)	—	(763)	—
Adjusted EBITDA	$(42,182)	$(44,471)	$(24,950)	$(122,978)	$(50,547)

Table 7
Reconciliation of GAAP Measures to Non-GAAP Measures
(in thousands, except share and per share data)
(unaudited)

	Three Months Ended			Nine Months Ended
	September 30, 2026	June 30, 2026	September 30, 2025	September 30, 2026	September 30, 2025
GAAP cost of revenues	$10,390	$12,017	$5,066	$34,392	$10,476
Amortization of intangible assets	137	147	—	368	—
Non-GAAP cost of revenues	$10,253	$11,870	$5,066	$34,024	$10,476

GAAP research and development expense	$22,636	$20,279	$13,414	$61,952	$29,414
Stock-based compensation	5,959	5,421	2,680	14,902	6,767
Non-GAAP research and development expense	$16,677	$14,858	$10,734	$47,050	$22,647

GAAP general and administrative expense	$20,227	$24,844	$13,153	$59,987	$25,981
Stock-based compensation	5,973	8,543	3,712	17,963	7,597
Amortization of intangible assets	1,728	1,743	913	5,156	913
Acquisition related expenses	120	360	1,040	2,302	1,279
Finance lease purchase option	—	—	—	—	2,246
Non-GAAP general and administrative expense	$12,406	$14,198	$7,488	$34,566	$13,946

GAAP operations expense	$7,260	$7,856	$2,987	$22,071	$6,780
Stock-based compensation	348	309	147	907	323
Amortization of intangible assets	84	111	—	258	—
Non-GAAP operations expense	$6,828	$7,436	$2,840	$20,906	$6,457

GAAP sales and marketing expense	$3,510	$4,307	$883	$9,690	$1,585
Stock-based compensation	256	412	103	802	232
Amortization of intangible assets	3	2	2	8	2
Non-GAAP sales and marketing expense	$3,251	$3,893	$778	$8,880	$1,351

GAAP operating expense	$53,633	$57,286	$30,437	$153,700	$63,760
Stock-based compensation	12,536	14,685	6,642	34,574	14,919
Amortization of intangible assets	1,815	1,856	915	5,422	915
Acquisition related expenses	120	360	1,040	2,302	1,279
Finance lease purchase option	—	—	—	—	2,246
Non-GAAP operating expenses	$39,162	$40,385	$21,840	$111,402	$44,401

GAAP net loss before income taxes	$(59,309)	$(64,163)	$(33,020)	$(173,124)	$(67,088)
Stock-based compensation	12,536	14,685	6,642	34,574	14,919
Amortization of intangible assets	1,952	2,003	915	5,790	915
Acquisition related expenses	120	360	1,040	2,302	1,279
Finance lease purchase option	—	—	—	—	2,246
Non-GAAP net loss before income taxes	$(44,701)	$(47,115)	$(24,423)	$(130,458)	$(47,729)

GAAP net loss	$(59,230)	$(64,127)	$(33,020)	$(172,361)	$(67,088)
Stock-based compensation	12,536	14,685	6,642	34,574	14,919
Amortization of intangible assets	1,952	2,003	915	5,790	915
Acquisition related expenses	120	360	1,040	2,302	1,279
Finance lease purchase option	—	—	—	—	2,246
Non-GAAP net loss	$(44,622)	$(47,079)	$(24,423)	$(129,695)	$(47,729)

Weighted average common shares outstanding - basic and diluted	86,934,371	80,310,583	61,343,218	80,891,917	58,472,679
GAAP basic and diluted net loss per Common share	$(0.68)	$(0.80)	$(0.54)	$(2.13)	$(1.15)
Non-GAAP basic and diluted net loss per Common share	$(0.51)	$(0.59)	$(0.40)	$(1.60)	$(0.82)

Table 8
Reconciliation of Forecasted GAAP Operating Expenses to Non-GAAP Operating Expenses
(in millions)
(unaudited)

Projected 2026 Operating Expenses
GAAP operating expenses	$208
Stock-based compensation	50
Amortization of intangible assets	8
Non-GAAP operating expenses	$150